FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 15, 1999



                          ANCHOR FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          South Carolina                 0-13759            57-0778015
 (State or other jurisdiction of      (Commission       (I.R.S. Employer
  incorporation or organization)      File Number)    Identification number)



  2002 Oak St., Myrtle Beach, S. C.                            29577
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code  (843) 448-1411

ITEM 5.  OTHER EVENTS

On December 15, 1999, Anchor Financial Corporation announced that its Board of Directors had authorized the purchase of up to 160,000 of its outstanding shares in the open market or in privately negotiated transactions. This equals approximately two percent (2%) of Anchor's total outstanding shares. A majority of the shares to be purchased are being allocated to the company's stock option plans. The news release regarding this repurchase is attached to this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (a)  Financial statements - not applicable.
             (b)  Pro forma financial information - not applicable.
             (c)  Exhibits:
                  (99)    News release issued by Anchor, dated December 15, 1999

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            /s/ Tommy E. Looper
                                            Tommy E. Looper
                                            Executive Vice President and Chief
                                              Financial Officer


Date:  December 16, 1999